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                                                                   Exhibit 10.42
                                                                   -------------

                                AMENDMENT NO. 6
                                ---------------
                                      TO
                            SHAREHOLDERS' AGREEMENT
                            -----------------------
                                      OF
                               KIRIN-AMGEN, INC.
                               -----------------

          THIS AMENDMENT NO. 6 ("Amendment No. 6") TO THAT CERTAIN SHAREHOLDERS' AGREEMENT, OF KIRIN-AMGEN, INC., dated May 11, 1984, as previously amended ("Shareholders' Agreement"), is made and entered into this 1st day of June, 1987, by and among KIRIN BREWERY, CO., LTD., a Japanese corporation ("Kirin"), AMGEN INC., a Delaware corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("Corporation").

                                R E C I T A L S

          A. Kirin and Amgen have previously entered into certain agreements and understandings ("Prior Agreements") regarding G-CSF (having been previously sometimes referred to as "PPO") and hereby acknowledge and reconfirm that on and after July 1, 1986, Corporation had the obligation to fund all development costs of the G-CSF Technology.

          B. Kirin and Amgen have assigned and transferred to Corporation all of their right, title and interest in and to the G-CSF (PPO) technology effective as of and pursuant to certain transfer agreements dated July 1, 1986.

          C. The parties have made certain business agreements regarding the further development of G-CSF (PPO) and wish to formalize said agreements.

          NOW, THEREFORE, it is agreed as follows:

1. The research and development performed by Amgen on behalf of Corporation with respect to G-CSF (PPO) pursuant to the Prior Agreements, shall, from the effective date of that certain Development Agreement between Amgen and Amgen Clinical Partners, L.P., dated June 1, 1987, be conducted in connection with uses of G-CSF other than in the Field of Activity as defined in the Glossary attached thereto. Subject to Amgen's rights under that certain G-CSF European License Agreement dated December 30, 1986, and Kirin's rights under that certain G-CSF Japanese License Agreement dated June 1, 1987, Corporation shall have all rights with respect to such research and development outside of such Field of Activity (as defined in the Glossary attached to the Development Agreement).
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2.   Except to the extent as provided herein, the provisions of the
     Shareholders' Agreement, as amended, are hereby ratified and confirmed in all respects:

          IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 6 to be executed as of the first day written above.


                                              KIRIN BREWERY CO., LTD., a
                                              Japanese corporation


                                              By /s/ Y. Yamamoto
                                                Yashushi Yamamoto,
                                                Senior Managing Director

                                                            "Kirin"


                                              AMGEN INC., a Delaware corporation


                                              By /s/ George B. Rathmann
                                                George B. Rathmann, President

                                                            "Amgen"


                                              KIRIN-AMGEN, INC., a California
                                              corporation


                                              By /s/ Y. Yamamoto
                                           Yashushi Yamamoto, Chairman

                                                            "Corporation"

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